UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2020

BIOLASE, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36385 (Commission File Number)	87-0442441 (IRS Employer Identification No.)

4 Cromwell Irvine, California	96218
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: 949-361-1200

                                      Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BIOL	The NASDAQ Stock Market LLC (NASDAQ Capital Market)

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 13, 2020, Biolase, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The following are the results of the voting on the proposals submitted to stockholders at the Annual Meeting.

Proposal 1 – Stockholders elected each of the Company’s seven nominees for director, as set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Richard B. Lanman, M.D.	18,446,021	718,811	33,877	—
Jonathan T. Lord, M.D.	18,453,131	712,101	33,477	—
Garret Sato	18,458,012	715,432	25,265	—
Elaine C. Wagner, M.D.	18,456,537	714,908	27,264	—
Todd A. Norbe	18,471,959	705,284	21,466	—
Jess Roper	18,479,141	690,903	28,665	—
Michael C. DiTolla D.D.S.	18,485,514	689,862	23,333	—

Proposal 2 – Stockholders voted, on an advisory basis, to approve the compensation of the Company’s named executive officers, as set forth below:

For	Against	Abstain	Broker Non-Votes
18,277,303	900,486	20,920	—

Proposal 3 – Stockholders voted to approve an amendment to the BIOLASE, Inc. 2018 Long-Term Incentive Plan (the “2018 Plan”), to increase the number of shares available under the 2018 Plan by an additional 7,200,000, as set forth below:

For	Against	Abstain	Broker Non-Votes
17,144,894	2,024,004	29,811	—

Proposal 4 – Stockholders ratified the terms and issuance of the Series E convertible preferred stock and approved the number of shares issuable upon full conversion of the convertible preferred stock, as set forth below:

For	Against	Abstain	Broker Non-Votes
18,389,797	777,436	31,476	—

Proposal 5 – Stockholders voted to amend the Company’s restated certificate of incorporation, as amended, to increase the number of authorized shares of the Company’s common stock from 40 million to 180 million shares, as set forth below:

For	Against	Abstain	Broker Non-Votes
17,454,431	1,717,224	27,054	—

Proposal 6 – Stockholders ratified the appointment of BDO USA, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2020, as set forth below:

For	Against	Abstain	Broker Non-Votes
18,694,726	482,916	21,067	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2020	BIOLASE, INC.
	By:	/s/ Todd A. Norbe
	Name:	Todd A. Norbe
	Title:	President and Chief Executive Officer

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